SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549



                                   ________________


                                       FORM 8-K

                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of
                       the Securities and Exchange Act of 1934


                                  _________________


          Date of Report:                              June 21, 1995

                                C&K 1981 FUND-A, LTD.
                (Exact name of Registrant as specified in its charter)



                                        Texas
            (State or Other Jurisdiction of incorporation or Organization)



               0-10268                                 76-0307703
       (Commission file number)         (I.R.S. Employer Identification No.)



                         7555 East Hampden Avenue - Suite 600
                                  Denver, CO  80231
                       (Address of Principle Executive Offices)



     Registrant's telephone number, including area code: (303) 695-3600






















     Item 4.  Changes in Registrant's Certifying Accountants

     (a) At its board meeting on June 14, 1995, the Board of Directors of CODY ENERGY, INC., General Partner of C&K 1981 Fund-A, Ltd., voted to dismiss Hein + Associates LLP and to engage the accounting firm of Ernst & Young LLP as the Registrant's independent auditors.

     (b) In connection with its audits for the two most recent years, there have been no disagreements with Hein + Associates LLP, on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure.

     (c) Hein + Associates LLP's report on the financial statements for the past two years contained a qualified opinion regarding a going concern uncertainty; the above report contained no adverse opinion or disclaimer of opinion.

     (d) The Registrant has requested that Hein + Associates LLP, furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of Hein + Associates LLP's letter to the Securities and Exchange Commission, dated June 20, 1995 is filed as
           Exhibit 1 to the Form 8-K.


     Item 7.  Financial Statements and Exhibits

     Exhibit 1. A copy of Hein + Associates LLP's letter to the Securities and Exchange Commission, dated June 20, 1995, is filed as Exhibit 1 to the Form 8-K.





































                                      SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        C&K 1981 Fund-A, Ltd.

                                        CODY ENERGY, INC.
                                        Successor General Partner



                                        By: /s/ Dan R. Taylor

                                            Dan R. Taylor
                                            Vice President and Controller





     Dated: June 21, 1995